UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 17, 2020 (August 12, 2020)

Stewart Information Services Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-02658	74-1677330
(State or other jurisdiction)	(Commission File No.)	(I.R.S. Employer Identification No.)

1360 Post Oak Blvd, Suite 100,

Houston, Texas   77056

(Address of Principal Executive Offices)(Zip Code)

(Registrant's Telephone Number, Including Area Code) (713)-625-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	STC	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 12, 2020, Stewart Information Services Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), between the Company and Goldman Sachs & Co. LLC, as representative of the several underwriters listed on Schedule I thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters 2,631,600 shares of common stock, par value $1.00 (the “shares”), in a registered public offering (the “Offering”) pursuant to an effective shelf registration statement on Form S-3 (Registration File No. 333-240279) (the “Shelf Registration Statement”). Pursuant to the Underwriting Agreement, the Company granted the Underwriters an option to purchase an additional 394,740 shares (the “Option”). On August 13, 2020, the Underwriters exercised in full the Option. The description of the Underwriting Agreement contained herein is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is included as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. A specimen certificate for the common stock is included as Exhibit 4.1 to this Current Report on Form 8-K and is also incorporated herein by reference.

On August 17, 2020, the Company closed the Offering, including the shares issuable pursuant to the Option.

Item 8.01	Other Events.

The above-mentioned offering was made pursuant to the Shelf Registration Statement. Opinion of counsel for the Company is included as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement relating to the shares, dated August 12, 2020, between Stewart Information Services Corporation and Goldman Sachs & Co. LLC, as representative of the several underwriters listed on Schedule I thereto.

4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.1 to Form S-3 filed March 30, 2001).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION (Registrant)

By:	/s/ David C. Hisey
(David C. Hisey, Chief Financial Officer, Secretary and Treasurer)

Date: August 17, 2020